Exhibit 99.1

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Abbreviated Financial Statements

As of and for the year ended December 31, 2022

Page
Abbreviated Financial Statements:
Report of Independent Auditors	1
Statement of Assets Acquired and Liabilities Assumed as of December 31, 2022	3
Statement of Revenues and Direct Expenses for the year ended December 31, 2022	4
Notes to Abbreviated Financial Statements	5

Report of Independent Auditors

To the Board of Directors of Luminex Corporation

Opinion

We have audited the accompanying abbreviated financial statements of the Flow Cytometry Product Line (the “Product Line”), a product line of Luminex Corporation, which comprise the statement of assets acquired and liabilities assumed as of December 31, 2022, and the related statement of revenues and direct expenses for the year then ended, including the related notes (collectively referred to as the “abbreviated financial statements”).

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the assets acquired and liabilities assumed of the Product Line as of December 31, 2022, and its revenues and direct expenses for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements section of our report. We are required to be independent of the Product Line and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

The accompanying abbreviated financial statements were prepared in connection with Luminex Corporation’s divesture of the Flow Cytometry Product Line and, as described in Note 2, were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. These abbreviated financial statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Flow Cytometry Product Line of Luminex Corporation. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is responsible for the evaluation of whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Product Line’s ability to continue as a going concern for one year after the date the abbreviated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the abbreviated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Product Line’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Product Line’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 12, 2023

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Statement of Assets Acquired and Liabilities Assumed

As of December 31, 2022

(in thousands)

Assets Acquired
Current assets:
Inventories	$22,311
Other current assets	82

Total current assets	22,393

Non-current assets:
Property and equipment, net	1,507
Right-of-use assets, net	914
Intangible assets, net	19,275

Total non-current assets	21,696

Total assets	$44,089

Liabilities Assumed
Current liabilities:
Accrued liabilities	$353
Deferred revenue – current portion	3,521
Lease liabilities - current portion	941

Total current liabilities	4,815

Non-current liabilities
Deferred revenue – non-current	897

Total non-current liabilities	897

Total liabilities	$5,712

Commitments and contingencies (Note 8)

Total Net Assets Acquired	$38,377

See Notes to Abbreviated Financial Statements

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Statement of Revenues and Direct Expenses

For the Year Ended December 31, 2022

(in thousands)

Product revenue	$32,269
Service revenue	10,787

Total revenues	43,056

Direct expenses:
Cost of product revenue (excluding amortization of intangible assets)	17,001
Cost of service revenue (excluding amortization of intangible assets)	6,796
Selling, general and administrative	14,004
Research and development	7,299
Amortization of intangible assets	2,364

Total direct expenses	47,464

Revenues less direct expenses	$(4,408)

See Notes to Abbreviated Financial Statements

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

1.	Background

Luminex Corporation (the “Company” or “Luminex”) is a biotechnology company which develops, produces and sells proprietary biological testing technologies and products with leading applications throughout the Diagnostics and Life Science industries. The Company offers a wide range of solutions applicable in diverse markets including clinical diagnostics, pharmaceutical drug discovery, biomedical research, genomic and proteomic research, and food safety. These industries depend on a broad range of instruments and tests, called assays, to perform diagnostic testing and conduct life science research. The Company has established a position in several segments of the diagnostics and life sciences industries by developing and delivering products that satisfy a variety of customer needs in specific market segments, including molecular diagnostics, multiplexing, and research, with a focus on solutions that provide a high level of accuracy, precision, sensitivity, and specificity, while improving workflow and reducing labor requirements.

The Company markets and sells its proprietary image-based Flow Cytometry Product Line (the “Product Line,” “Flow” or “Flow Cytometry”) in North America, Europe, the Middle East, Africa, the Asia-Pacific region, Africa, and Latin America. Flow cytometry is a technique used to detect and measure the physical and chemical characteristics of a population of cells or particles. Flow provides a versatile portfolio of products and related services that powers flow-based detection systems used in the pharma, academic, diagnostics and industrial markets.

On February 28, 2023, Luminex closed on an Asset Purchase Agreement (the “Agreement”) with Cytek Biosciences, Inc. (“Cytek”) pursuant to which Cytek acquired specific assets and assume specific liabilities related to the Flow Product Line, as defined in the Agreement, for a total purchase price of $46,500 less estimated working capital adjustments and transactions fees totaling $1,604.

2.	Basis of Presentation

The accompanying statements of assets acquired and liabilities assumed as of December 31, 2022 and of revenues and direct expenses for the year ended December 31, 2022 of the Flow Cytometry Product Line of Luminex (the “Abbreviated Financial Statements”) represent an incomplete presentation of Flow’s assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of Flow. These Abbreviated Financial Statements are based upon the Agreement and guidance under SEC Rule 3-05, as the acquisition by Cytek meets the criteria established by the Securities and Exchange Commission to provide abbreviated financial statements in lieu of full financial statements of the acquired business. These Financial Statements are not intended to be a complete presentation of financial position, results of operations, or cash flows of the Flow Cytometry Product Line in conformity with United States of America (“US GAAP”).

The statements of assets acquired and liabilities assumed only present the assets acquired and the liabilities assumed in accordance with the Agreement. The statement of revenues and direct expenses present only those revenues and expenses related to the certain assets to be acquired and liabilities to be assumed. The Abbreviated Financial Statements were derived from the historical accounting records of Luminex and were prepared in accordance with the basis of accounting described in these Notes.

The Flow Cytometry Product Line was not operated as a separate business, subsidiary, segment, or division of Luminex. It was a fully integrated part of Luminex’s consolidated business and operations and did not represent a substantial portion of Luminex’s assets and liabilities. It is impracticable to prepare complete financial statements related to Flow Cytometry as Luminex never accounted for Flow on a stand-alone basis or as a separate business, subsidiary, segment, or division, nor has the Company maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements.

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

The statement of revenues and direct expenses includes the revenue and related costs that directly relate to Flow as well as an allocation of direct costs that can be attributed to this Product Line. The operations of Flow rely, to varying degrees, on Luminex for manufacturing and distribution, quality and regulatory support, and marketing and sales activities and such expenses have been allocated to Flow in these Abbreviated Financial Statements. The allocations were based on a specific identification basis or, when specific identification was not practicable, a proportional cost allocation method, depending on the nature of the services rendered. Management considers that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if Flow had been operated on a stand-alone basis for the periods presented. The statement of revenues and direct expenses does not include corporate overhead, such as accounting, human resources, treasury and legal support, a provision for income taxes as Flow never functioned on a stand-alone basis, or interest expense as no debt is being assumed by the acquirer in the transaction. Accordingly, no allocation of these support fees, income taxes, or interest expense has been attributed to Flow. These financial statements are not indicative of the financial condition or results of operations of the Flow Cytometry Product Line going forward due to the omission of various operating expenses.

During the year ended December 31, 2022, Flow did not have any stand-alone financing requirements, and any cash generated was collected at the consolidated level by Luminex. As Flow has historically been managed as part of the operations of Luminex and has not operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding Flow’s operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared as permitted by Rule 3-05 of Regulation S-X.

3.	Summary of Significant Accounting Policies

(a)	Use of Estimates

The preparation of these Abbreviated Financial Statements in conformity with U.S. GAAP requires management to make estimates about future events and assumptions that may affect the following: (i) the reported amounts of assets acquired and liabilities assumed and (ii) the reported amounts of revenues, including sales discounts and allowances, and direct expenses and related disclosures at the date of these Abbreviated Financial Statements during the reporting period. Actual amounts and results could differ from those estimates, and any such differences could be material.

Management continues to monitor the global economic uncertainty as a result of coronavirus (“COVID-19”) and its variants to assess the impact on the Company’s results of operations, financial condition, and liquidity. Actual results and outcomes may differ from management’s estimates and assumptions.

(b)	Inventories

Inventories consisting primarily of raw materials and purchased components are stated at the lower of cost or net realizable value, with cost determined according to the standard cost method, which approximates the first-in, first-out method. Net realizable value is defined as the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. As a developer and manufacturer of high technology medical equipment, the Company may be exposed to a number of economic and industry factors that could result in portions of inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in the Company’s markets, ability to meet changing customer requirements, competitive pressures on products and prices, and reliability and replacement of and the availability of key components from suppliers. The Company’s policy is to establish inventory reserves when conditions exist that suggest that inventory may be in excess of anticipated demand or is obsolete based upon the Company’s assumptions about future demand for products and market conditions.

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

The Company regularly evaluates the ability to realize the value of inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product expiration or end of life dates, estimated current and future market values and new product introductions. Assumptions used in determining the Company’s estimates of future product demand may prove to be incorrect, in which case the provision required for excess and obsolete inventory would have to be adjusted. If inventory is determined to be above the lower of cost or net realizable value, excess or obsolete, the Company would be required to write down its inventory to its net realizable value, which is recorded within cost of revenues at the time of such determination. Although considerable effort is made to ensure the accuracy of forecasts of future product demand, any significant unanticipated changes in demand or expected usage could have a significant negative impact on the value of inventory and the Company’s operating results. When recorded, reserves are intended to reduce the carrying value of inventory to its net realizable value.

(c)	Property and Equipment

Property and equipment are carried at cost less accumulated amounts for depreciation. Property and equipment are typically depreciated on a straight-line basis over the useful lives of the assets, which typically range from two to seven years. Leasehold improvements and equipment under capital leases are depreciated on a straight-line bases over the shorter of the remaining term of the lease or the estimated useful life of the improvements and equipment.

(d)	Leases

With the adoption of ASC 842 effective January 1, 2019, the Company determines whether an agreement represents a lease and at commencement we evaluate each lease agreement to determine whether the lease is an operating or financing lease. Right-of-use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Included in the Asset Purchase Agreement is one lease agreement related to two building suites and one storage unit located in Seattle, Washington. The Company’s lease agreement does not contain material value guarantees, restrictive covenants, or subleases. In addition to the fixed lease payments, the Company’s contract incurs variable lease charges. Any variable payments, which are not dependent on an index or rate, are not included in the consideration at lease commencement for initial asset or liability measurement and would be recognized as a direct expense when the Company is charged a known payment amount.

The singular lease included in the Agreement has a remaining term of 11 months. The lease is noncancellable through the end of the lease term with a termination date of November 30, 2023. No additional options to extend or renew the lease agreement exist. All related leasehold improvements are amortized over the lesser of the remaining lease term or the remaining useful life of the asset.

An incremental borrowing rate is applied to the Company’s lease for balance sheet measurement. As the lease does not provide an implicit rate, the Company uses an incremental borrowing rate of 3.34% based on the estimated rate of interest for a collateralized borrowing over a similar term of the lease payments as of the respective commencement date.

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

(e)	Accounting for Impairment

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made.

(f)	Intangible Assets

Intangible assets are amortized using the straight-line method over their respective estimated useful lives ranging from 3 to 10 years. Amortization periods for product licenses and trademark rights are based on the Company’s assessment of various factors impacting estimated useful lives and cash flows. Such factors include the product’s position in its life cycle, the existence or absence of like products in the market, various other competitive and regulatory issues, and contractual terms. Significant changes to any of these factors may result in a reduction in the intangible’s useful life and an acceleration of related amortization expense.

(g)	Revenue Recognition

Performance Obligations: Revenue is generated primarily from the sale of the Company’s products and related services, which are primarily support and maintenance services on the Company’s systems. The Company recognizes revenue when the customer obtains control of promised products or services, in an amount that reflects the consideration which the Company expects to receive in exchange for these products or services. To determine revenue recognition for arrangements, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract, identifies the performance obligations and assesses whether each promised good or service is distinct. The Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised goods or service underlying each performance obligation and recognizes as revenue when such performance obligation is satisfied. Revenue recognition typically occurs upon shipment or delivery to the customer depending upon the shipping terms. We treat shipping and handling costs performed after a customer obtains control of the good as a fulfillment cost. Our customers do not typically have any contractual rights of return outside of our warranty provisions. The Company has allowed few returns to date and believes that returns of its products will be minimal in the future.

Warranty Programs: The Company provides a limited, assurance-type warranty, typically for twelve months from installation for the systems sold to end customers.

The Company accrues for the estimated cost of initial product warranties at the time revenue is recognized. While the Company engages in product quality programs and processes, the Company’s warranty obligation is affected by product failure rates, material usage and service delivery costs incurred in correcting a product failure. While the Company believes that adequate reserve has been made in the financial statements for product warranties, should actual product failure rates, material usage or service delivery costs differ from

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

the Company’s estimates, revisions to the estimated warranty liability would be required. Warranty expenses are evaluated and adjusted periodically and the warranty reserve was $352 and $199 as of December 31, 2022 and January 1, 2022, respectively.

Deferred Revenue: Contract liabilities are recorded within deferred revenue if performance obligations have not yet been satisfied but payment from a customer has been received. At December 31, 2022 and January 1, 2022, the Company has recorded total current and noncurrent contract liabilities of $4,418 and $4,537, respectively. During the year ended December 31, 2022, the Company recognized $3,385 of revenue that was included in the deferred revenue balance at the beginning of the period. Contract assets would be recorded within Accounts receivable, net when performance obligations are satisfied and revenue is recognized but the receivable remains unbilled. At December 31, 2022, the Company has $0 contract assets recorded.

Disaggregated Revenue:

Revenue disaggregated by revenue source for the year ended December 31, 2022, consists of the following (in thousands):

System sales	$27,068
Consumable sales	961
Assay revenue	1,977
Service revenue	10,787
Other revenue	2,263

$43,056

System Sales: The majority of system sales are made to research institutions. Performance obligations related to system sales are reviewed on a contract-by-contract basis, as individual contract terms may vary, and revenue is recognized as performance obligations are satisfied: Revenue from system sales is typically recognized upon shipment to the customer at a point in time, which is when control of the product has been transferred to the customer and performance obligations are generally completed

Consumable sales: Revenue from consumables is typically recognized upon shipment to the customer at a point in time, which is when control of the product has been transferred to the customer and performance obligations are generally completed.

Assay revenue: Revenue from sale of assays is typically recognized upon shipment to the customer at a point in time, which is when control of the product has been transferred to the customer and performance obligations are generally completed.

Service Revenue: Revenue from extended service agreements is deferred when payment is received in advance of the performance obligation being satisfied or completed. Luminex provides an integrated service of maintenance and related activities for equipment sold to customers, where the nature of the overall promise is to provide a stand-ready service. As such, the performance obligation is recognized as a series of distinct service periods and the service revenue is recognized ratably over the term of each agreement. The extended service agreements typically range from one to four years and payment is typically received up-front.

Other revenue: Other revenue consists primarily of shipping revenue and miscellaneous part sales and represent performance obligations that are satisfied at a point in time, generally upon delivery.

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

(h)	Research and Development Costs

Research and development costs are expensed in the period incurred.

(i)	Recently issued accounting pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”) established by the FASB. Management regularly reviews new accounting standards that are issued for proper implementation of all applicable pronouncements. ASUs issued were assessed and have already been adopted in prior period or determined to be either not applicable or are not expected to have a material impact on these Abbreviated Financial Statements.

4.	Inventories

Inventories consisted of the following at December 31, 2022 (in thousands):

Parts and supplies	$15,147
Work-in-progress	3,874
Finished goods	3,290

$22,311

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

5.	Property and Equipment, Net

Property and equipment consisted of the following at December 31, 2022 (in thousands):

Laboratory equipment	$3,567
Computer equipment	375
Leasehold improvements	247
Furniture and fixtures	106

Total property and equipment	4,295
Less: Accumulated depreciation	(2,788)

Property and equipment, net	$1,507

Depreciation expense was $1,575 for the year ended December 31, 2022.

6.	Leases

The Company leases two building suites and one storage unit located in Seattle, Washington under one operating lease directly related to Product Line operations. The lease term for both the suites and storage unit commenced on July 1, 2021 and has been extended for a period 24 months commencing on December 1, 2021 and is set to expire on November 30, 2023, with no additional option to renew. As such, the Company has presented all remaining future lease payments due in Lease liabilities – current portion since the lease agreement is scheduled to terminate within twelve months of the balance sheet date. The base rent for the two suites and storage unit is at an annual fixed rate of $34.00, $43.50, and $15.50 per rentable square foot, respectively. The combined lease payments, due monthly, total $87. Operating lease cost included in Selling, general and administrative expense on the Statement of Revenues and Direct Expenses was $1,044 for the year ended December 31, 2022. As the Company’s lease does not provide an implicit rate, an estimated incremental borrowing rate of 3.34% was used, based on the information available at the commencement date in determining the present value of lease payments.

7.	Intangible Assets, Net

Intangible assets consisted of the following at December 31, 2022 (in thousands):

Technology	$11,900
Customer relationships	10,400
Content licenses	40
Software	888

Total intangible assets	23,228
Less: accumulated amortization	(3,953)

Intangible assets, net	$19,275

Amortization expense was $2,364 for the year ended December 31, 2022, recorded entirely in amortization of intangible assets on the statement of revenues and direct expenses. No amortization expense was recorded in cost of revenues.

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

As of December 31, 2022, expected amortization expense for intangible assets subject to amortization for the next five years is as follows (in thousands):

2023	$2,411
2024	2,339
2025	2,244
2026	2,231
2027	2,230

Total	$11,455

8.	Commitments and Contingencies

The Company evaluates the likelihood of an unfavorable outcome in legal or regulatory proceedings to which it is a party and records a loss contingency when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These judgments are subjective, based on the status of such legal or regulatory proceedings, the merits of the Company’s defenses and consultation with corporate and external legal counsel. Actual outcomes may differ materially from the Company’s estimates. Legal costs associated with the proceedings are expensed as incurred.

In the opinion of the Company, the resolution of these claims and pending actions does not represent any material unrecorded liabilities and will not have a material adverse impact on the financial position or the results of operations of the Product Line.

9.	Related Party Transactions

The Company has various transactions with related parties. All related parties are under common ownership. Transactions with related parties consist of expenses included in the statement of revenues and direct expenses. These related party transactions consist primarily of salaries, benefits, and related employment expenses paid by entities under common ownership but related to employees supporting the Flow Cytometry Product Line. These employees perform global field service operations, completing maintenance and installations specifically for the Flow Product Line globally. These expenses are billable to Luminex on a monthly basis, however, have not been settled in cash as of December 31, 2022.

Related party expenses in the statement of revenues and direct expenses for period ending December 31, 2022 (in thousands):

DiaSorin Deutschland	$763
DiaSorin Ltd (UK)	724
DiaSorin France	434
DiaSorin SA/NV Dutch Branch	267
DiaSorin Poland	155
DiaSorin Sweden	150
DiaSorin Italia	135
DiaSorin Czech s.r.o.	5

$2,633

Flow Cytometry Product Line

(A Product Line of Luminex Corporation)

Notes to the Abbreviated Financial Statements

(in thousands)

10.	Subsequent Events

Subsequent events have been evaluated through May 12, 2023, the date these Abbreviated Financial Statements were available to be issued, and there are no subsequent events to disclose.